UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________

Date of Report (Date of earliest event reported) October 18, 2011:

BALDWIN & LYONS, INC.
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(Exact name of registrant as specified in its charter)

Indiana	0-5534	35-0160330
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1099 North Meridian Street, Indianapolis, Indiana	46204
(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                       (317) 636-9800
                                                                                      _______________________________________________

                      Not applicable
__________________________________________________________________________________________

 (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
       2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
      4(c))

Item 8.01 Other Events

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 – Other Events of Form 8-K.

On October 18, 2011, Baldwin & Lyons, Inc. (Baldwin) issued a press release announcing the Company’s estimate of its loss from third quarter catastrophes, including Hurricane Irene and other storms.  In addition, the Company released updated loss estimates related to the Tohoku, Japan earthquakes.  A copy of this press release is also posted on the Company's website.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.                Description
---------------             -----------------------------------------------------
Exhibit 99                   Press release issued by Baldwin & Lyons,
Inc., dated October 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

October 18, 2011                                                        By           /s/ Joseph J. DeVito

Joseph J. DeVito
Chief Executive Officer and President